                                                                     Exhibit 4.1


COMMON STOCK                                                CLASS B COMMON STOCK
NUMBER                                                            $.01 PAR VALUE

                                     SHARES

                                     [LOGO]

                               PEPSIAMERICAS, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                               CUSIP 71343P 10 1
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

IS THE OWNER OF

       FULLY PAID AND NON-ASSESSABLE SHARES OF THE CLASS B COMMON STOCK OF

PEPSIAMERICAS, INC. (hereinafter called the "Corporation"), transferable on the books of the Corporation by the registered holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

         In Witness Whereof, the Corporation has caused the facsimile signatures of its duly authorized officers to be affixed hereto.

Dated:

Countersigned and Registered:                      Chief Executive Officer

         THE BANK OF NEW YORK
         Transfer Agent
         and Registrar                             Secretary

By:
         Authorized Signature

                               PEPSIAMERICAS, INC.

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE PARTICIPATING, OPTION SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATION, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. ANY SUCH REQUEST MAY BE MADE TO THE CORPORATION OR TO THE TRANSFER AGENT.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -  as tenants in common                   UNIF GIFT MIN ACT - ............Custodian............
                                                                        (Cust)            (Minor)
TEN ENT -  as tenants by the entireties                               under Uniform Gifts to Minors Act
                                                                      .................................
JT TEN  -  as joint tenants with right                                               (State)
           of survivorship and not as
           tenants in common


     Additional abbreviations may also be used though not in the above list

     For value received, _____________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE

 ................................................................................
 ................................................................................
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE) __________________________________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby irrevocable constitute and appoint
________________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated_______________________

         _______________________________________________________________________
Notice: The Signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.